UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012 (June 22, 2012)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on March 23, 2010, NTS, Inc. (f/k/a Xfone, Inc., the “Company”) entered into a Securities Purchase Agreement (the “Burlingame Agreement”) with an existing shareholder, Burlingame Equity Investors, LP (“Burlingame”), pursuant to which Burlingame agreed to purchase from us and we agreed to sell and issue to Burlingame certain securities for an aggregate purchase price of $6,000,000. Among these securities, we issued a Senior Promissory Note (as amended on May 2, 2011, the “Burlingame Note”) in the aggregate principal amount of $3,500,000, maturing on March 22, 2013. As of June 22, 2012, $3,500,000 in principal plus any accrued interest to date remained payable to Burlingame pursuant to the Burlingame Note.

As previously disclosed, the Company entered into a term loan, guarantee and security agreement (the “Original ICON Agreement”), dated as of October 6, 2011, as amended by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 by and between the following: (1) ICON Agent, LLC, acting as agent for the Lenders, ICON ECI Partners, L.P., ICON ECI Fund Fifteen, L.P  and Hardwood Partners, LLC.; (2) the Company, as Guarantor; (3) Xfone USA, Inc., NTS Communications, Inc., Gulf Coast Utilities, Inc., eXpeTel Communications, Inc., NTS Construction Company, Garey M. Wallace Company, Inc., Midcom of Arizona, Inc., Communications Brokers, Inc., and N.T.S. Management Company, LLC, acting as Borrowers and Guarantors; and (4) PRIDE Network, Inc., and NTS Telephone Company, LLC (together with the Borrowers and Guarantors acting as Credit Parties) that provided for a loan in the amount of $7,500,000 bearing interest of 12.75% payable in 60 consecutive monthly installments with the first 12 monthly payments being payments of accrued interest only (the “Original ICON Loan”). The Loan was secured by a lien against all of each Borrower's and Guarantor's property and assets, whether real or personal, tangible or intangible, and whether then owned or thereafter acquired, or in which it then had or at any time in the future might acquire any right, title, or interest.

On June 22, 2012 the Company entered into Amendment No. 1 to the Original ICON Agreement providing for (i) an additional Term Loan in the amount of $3,500,000, for the payment and satisfaction of all liabilities owed to Burlingame, (ii) a Delayed Draw Loan in the amount of $3,100,000, for the purchase of equipment in connection with the Company's project to construct a fiber network in Wichita Falls, and (iii) certain other amendments to the Original ICON Loan described in the Amendment.  In connection with Amendment No. 1, the Company will pay Oberon Securities, LLC $75,000 in investment banking fees.  The Amendment is attached hereto as Exhibit 10.149 and is incorporated herein by reference.

The foregoing summary of the Amendment is qualified in its entirety by reference to the definitive transaction document, of which a copy is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)           Exhibits.

Exhibit No.	Description
10.149	Amendment No. 1 to Term Loan, Guarantee and Security Agreement dated June 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: June 25, 2012	By:	/s/ Guy Nissenson
Guy Nissenson
Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.149	Amendment No. 1 Term Loan, Guarantee and Security Agreement dated June 22, 2012.